UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  August 14, 2009

CYCLE COUNTRY ACCESSORIES CORP.

(Exact name of registrant as specified in its charter)

NEVADA	333-68570	42-1523809
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1701 38th Ave. West, Spencer, Iowa 51301

(Address of principal executive offices)

Registrant’s telephone number, including area code  (712) 262-4191

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On August 10, 2009, F.L. Miller and Rod Simonsen, both members of the board of directors of Cycle Country Accessories Corp., (the “Company”), resigned from the Company’s board of directors.  Mr. Miller was Chairman of the Board and was a member of the audit committee.  Mr. Simonsen was also a member of the Audit Committee.  No disagreement or dispute with management of the Company was noted by either Mr. Miller or Mr. Simonsen.

The Company notified the American Stock Exchange (“AMEX”) on August 14, 2009 regarding the resignation of both board members from the Company’s board of directors and audit committee.

Item 9.01. Financial Statements and Exhibits

99.01       Press Release entitled “Cycle Country Accessories Corp. Announces Changes to its Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLE COUNTRY ACCESSORIES CORP.

Date	August 14, 2009

By:	/s/ Jeffrey M. Tetzlaff
Jeffrey M. Tetzlaff
Chief Executive Officer,
President and Director